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                                                                   Exhibit 10.28

                              Amendment to Lease

Lease Dated: November 24, 1999 ("Lease")

Premises: 520 Broad Street, Newark, NJ and Appurtenant Parking Garage

Landlord: 520 Broad Street Associates, L.L.C.

Tenant: IDT Corporation

Whereas, the Landlord and Tenant have discussed the terms of the Lease, and

Whereas, as a result of such discussions, Landlord and Tenant have agreed to modify the Lease as set forth herein,

Now therefore, in consideration of the sum of $1.00 and the mutual promises of the Landlord and Tenant, it is agreed as follows:

        1. Paragraph 1.1 (1) of the Lease is modified by deleting the words "April 1, 2000 under the column entitled "Commencing on" and replacing those deleted words with "January 1, 2000.

        2. Throughout the Lease the date on which the first payment of rent is due shall be modified to read "January 1, 2000."

        3. Except as specifically modified herein, the terms of the Lease shall remain in full force and effort as originally executed. No other implied or express modifications are intended hereby.

In witness whereof we have set our hands and seals this 30th day of December, 1999.

WITNESS                                      IDT Corporation

/s/ James Courter                               /s/ Howard Jonas
_____________________________                by:________________________________
JAMES COURTER - PRESIDENT                       Howard Jonas, CEO


                                             520 Broad Street Associates, L.L.C.
WITNESS                                      By: 520 Broad Street Realty Corp.
                                                 Managing Member

/s/ TLM                                         /s/ Richard Stadtmauer
_____________________________                by:________________________________
Tom L. Martin                                   Richard Stadtmauer